Exhibits 99.1

 *  *  GULF SOUTH BANK CONFERENCE  O. Leonard DormineyChief Executive OfficerT. Heath FountainChief Financial Officer  New Orleans, May 12 – 14, 2014

 *  Cautionary Statements  This presentation contains forward-looking statements about future financial performance, business plans and strategies of Heritage Financial Group, Inc. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

 *  Disclosures  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication is being made in respect of a proposed business combination transaction involving the Company and Alarion Financial Services, Inc.  In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4 to register the shares of the Company's common stock issuable in the contemplated transactions.  The registration statement will contain a proxy statement and prospectus to be distributed to the shareholders of Alarion in connection with their vote on the proposed transaction.  Alarion will mail the final proxy statement and prospectus to its shareholders.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE PROPOSED TRANSACTION, ALARION SHAREHOLDERS ARE URGED TO READ ALL FILINGS MADE BY THE COMPANY IN CONNECTION WITH THE TRANSACTION, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Copies of all documents filed with the SEC regarding this transaction may be obtained, free of charge, at the SEC's website (www.sec.gov) and by accessing the Company's website (www.eheritagebank.com) under the heading "Investors" and then under the link "SEC Filings."  These documents may also be obtained free of charge from the Company by requesting them in writing to T. Heath Fountain, Executive Vice President and Chief Financial Officer, Heritage Financial Group, Inc., 721 North Westover Boulevard, Albany, Georgia 31707, or by telephone at (229) 878-2055. The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed transaction from the shareholders of Alarion.  You can find information about the Company’s executive officers and directors in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 14, 2014, and its most recent definitive proxy statement filed with the SEC on April 18, 2013.  The directors, executive officers and certain other members of management and employees of Alarion may also be deemed to be participants in the solicitation of proxies in favor of the proposed transaction from the shareholders of Alarion.  Information about the directors and executive officers of Alarion will be included in the proxy statement and  prospectus for the proposed transaction.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

 *  Management Team  Name  Position  Years in Banking  Years with HBOS  O. Leonard Dorminey  Chief Executive Officer  35  13  T. Heath Fountain  Chief Financial Officer  14  11  David A. Durland  Chief Banking Officer  31  3  Carol W. Slappey  Chief Retail Officer  39  20  O. Mitchell Smith  Chief Credit Officer  37  9

 *  Market Footprint  AL  GA  FL  ALBANY  OCALA  LAKE CITY  Banking (29)Mortgage (15)Investments (5)  STATESBORO  VALDOSTA  BIRMINGHAM  ATLANTA

 *  History and Expansion Activity  Started as a credit union in Albany, GA in 19552001 to 2005 – converted to a bank, assembled a commercial banking team and built infrastructure for growth2005 – completed initial public offering selling 30% of the Company and raising $30 million in capital (MHC structure)2006 – de novo branch expansion in Florida2009 – FDIC-assisted acquisition in Georgia and branch acquisition in Florida2010 – purchase of five branches in Georgia and one de novo branch in Georgia  $0  $755 million  1955  2010  $364 million  2005  Assets

# History and Expansion Activity


$1.4
billion
2013
$1.1
billion
2011
2010
$755
million
Assets

- 2010 – completed second step offering, becoming fully public and raising $60 million in capital primarily to accomplish the following:
  - Expand through FDIC-assisted acquisitions
  - Purchase strategic branches
  - Grow internally in acquired markets and in de novo markets with management liftouts
- 2011 – 2 FDIC-assisted acquisitions in Georgia
- 2012 – De novo branch in Georgia and branch acquisition in Alabama
- 2012 – Hired a mortgage management team in Georgia
- 2013 – FDIC-assisted acquisition in Alabama
- 2014 – Definitive agreement to acquire Alarion Financial Services, Inc., the holding company for Alarion Bank

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Heritage FINANCIAL GROUP, INC.

# Alarion Acquisition

- Company's first open whole bank acquisition
- Six branches in Ocala, Gainesville and Alachua, Florida
- Acquiring $200 million in loans and $241 million in deposits
- 15% accretive to 2014 EPS
- Will triple the number of HeritageBank of the South branches in North Central Florida
- Will move our deposit market share into the top 10 in both Ocala and Gainesville
- Existing mortgage banking operations fit nicely with our efforts to expand those services across our markets
- Significant cost saving opportunities expected from back office consolidation
- Expected to close in third quarter 2014

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Heritage FINANCIAL GROUP, INC.

# Strategic Plan

- Pursue acquisition opportunities
  - Open bank acquisitions in Alabama, Georgia and Florida
  - Includes metropolitan and rural markets
  - Branch acquisition opportunities
- Hire talented bankers in growth markets
  - De novo branching when able to hire key commercial bankers
  - Supplement banking teams in existing growth markets
- Expand the mortgage origination line of business
  - Hire originators with realtor relationships focused on purchases in Atlanta and branch footprint
  - Wholesale and correspondent lending

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Heritage FINANCIAL GROUP, INC.

# Strategic Plan

- Continue organic loan growth
  - Important as we experience run off in our FDIC-acquired portfolios
  - Organic growth of 35% in 2012, 17% in 2013 and on pace for double digit growth in 2014
  - Commercial bankers have capacity to continue moving relationships
  - Entered into new markets to sustain growth
- Improve operating efficiency
  - Branch network
  - Back office operations
- Enhance and reinforce the HeritageBank culture
  - Important as we bring in new team members from a variety of other banks with their own culture

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Heritage FINANCIAL GROUP, INC.

 *  Acquisition Opportunities  Many factors will lead to consolidation in the banking industryIncreased cost of compliance / regulatory burdenLimited growth opportunitiesExhausted boards and management teamsOver 420 banks in Georgia, Florida and AlabamaNearly 400 are under $1 billion About 20 banks between $500 - $750 million About 80 banks between $250 - $500 millionOver 250 banks under $250 millionLimited number of acquirers interested in smaller banks HBOS seeks to be a consolidator

 *  Mortgage Expansion  August 2012 – hired an experienced, Atlanta-based management teamBuilding out platform and infrastructureRetail WholesaleCorrespondentQ1 2014 mix of 80% purchase / 20% refinance2013 originations of over $400 million Q1 2014 originations of $135 million2014 total production expected to exceed $800 million

 *  Improve Operating Efficiency  Early retirement programs and closing of two branches in 2012 resulted in cost savings of $1.2 million per year starting in 2013Reduced Bank branch staffing by 9 FTE’s resulting in savings of approximately $460,000 per yearIn Q3 2013, closed two branches acquired in FDIC-assisted acquisition of Frontier BankFocused on improving efficiency in branch networkLeveraging our expense base through acquisition activity Ability to absorb acquisitions without the addition of management-level back office staff

# Internal Focus

- Creating and reinforcing the HeritageBank culture
- Started with a focus on improving operating efficiency
- Current focus is to communicate more effectively
  - Enhanced intranet
  - Positive "can do" attitude
  - More frequent communication
  - Senior management committee
  - Engage all stakeholders in process improvement
  - Resolve differences directly

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Heritage FINANCIAL GROUP, INC.

 *  Quarterly Financial Data    1Q13  2Q13  3Q13  4Q13  1Q14  Diluted Earnings per share  $0.52  $0.36  $0.18  $0.45  $0.18  Dividends per share  $ - *  $ - *  $ -*  $ -*  $0.07  Return on assets  1.37%  0.79%  0.40%  1.00%  0.39%  Return on equity  13.01%  8.74%  4.41%  11.10%  4.26%  Net interest margin  5.35%  4.78%  4.73%  5.50%  4.66%  Efficiency ratio  80.22%  74.17%  82.29%  71.66%  84.20%  Provision expense on core loans  $450,000  $640,000  $350,000  $220,000  $65,000  *In December 2012, the Company paid a one-time special dividend of $0.20, equivalent to four quarterly payments at an increased rate of $0.05 per share, in lieu of regular quarterly dividends that would have been anticipated to be paid in 2013. The Company has announced it will resume paying cash dividends on a quarterly basis in 2014, beginning with $0.07 per share in February 2014.

 *  Investment Portfolio Breakdown  Total Investments - $312.9 millionUnrealized Loss - $7.9 millionAverage Life – 4.9 years

 *  Total Deposits - $1.1 billion  Solid Core Deposit Franchise

 *  Core Loan Portfolio Breakdown  Core Loans - $702.6 millionYear over year growth of 16%   Excludes loans acquired in FDIC-assisted acquisitions.

 *  Capital Ratios

 *  Core Commercial Real Estate Portfolio Breakdown  Total Commercial Real Estate Loans - $262.8 millionOwner occupied 52% Non-owner occupied 48%  Excludes loans acquired in FDIC-assisted acquisitions.

 *  Capacity for Growth

 *  Asset & Credit Quality Trends   Excludes loans acquired in FDIC-assisted acquisitions.  (dollars in millions)

 *  Loss Share Assets and Indemnification Asset  (dollars in millions)

 *  Indemnification Asset Reduction  (dollars in millions)   Excludes the portion of the indemnification asset related to pending reimbursements.

 *  Total Return – Second Step Through May 7, 2014  Source: SNL Financial

# Key Investment Points

- Growth opportunities
  - Branch and open bank opportunities
  - Organic loan growth
  - Ability to attract and hire talented bankers
  - Mortgage expansion
- Acquirer with a proven ability to do deals
- Experienced management
- Diversified loan portfolio
- Solid core deposit franchise
- Ability to improve our operating efficiency
- Laser focus on earnings

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Heritage FINANCIAL GROUP, INC.

*  *  NASDAQ: HBOS